Second Quarter 2015 Earnings

July 30, 2015

AEGION®

Stronger. Safer. Infrastructure.™

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2014 as filed with the Securities and Exchange Commission on March 2, 2015 and in the Company's subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion®, Insituform®, the Aegion® logo, United Pipeline Systems®, Bayou Companies®, Corrpro®, Fyfe®, Fibrwrap®, Brinderson®, CRTS® and our other trademarks referenced herein are the registered trademarks of Aegion Corporation and its affiliates.

AEGION®

2015 Second Quarter Financial Summary

As of June 30, 2015

Selected Financial Results – Non-GAAP from Continuing Operations

Current and prior year results exclude discontinued operations

(in USD thousands, except margins and per share information)	2Q 2015	2Q 2014	Change	YTD 2015	YTD 2014	Change
Revenues	$ 337,096	$ 322,868	4.4%	$ 646,262	$ 629,102	2.7%
Gross Profit	73,021	71,918	1.5%	132,225	132,981	-0.6%
Gross Margins	*21.7%*	*22.3%*	*-60 bps*	*20.5%*	*21.1%*	*-60 bps*
Operating Income	20,195	21,158	-4.6%	30,447	30,292	0.5%
Operating Margin	*6.0%*	*6.6%*	*-60 bps*	*4.7%*	*4.8%*	*-10 bps*
Segment Operating Income:						
Infrastructure Solutions	17,787	12,876	4,911	25,923	14,334	11,589
Corrosion Protection	936	5,474	-4,538	1,436	9,165	-7,729
Energy Services	1,472	2,808	-1,336	3,088	6,793	-3,705
Non-Controlling Interest	-164	-26	-138	-177	-57	-120
Income from Continuing Operations (Attributable to Aegion Corporation)	$ 13,051	$ 13,081	-0.2%	$ 17,878	$ 17,889	--
Diluted Earnings per Share (from continuing operations)	$ 0.35	$ 0.34	2.9%	$ 0.48	$ 0.47	2.1%

	2Q 2015	2Q 2014	Change
Reported Consolidated Backlog	$ 760.2	$ 829.2	-8.3%
Adjusted Consolidated Backlog[1]	$ 756.9	$ 782.9	-3.4%

[1] Q2'14 excludes a $34 million onshore pipe coating contract subsequently canceled and $9.5 million from international restructured entities

(See reconciliation to GAAP in the Appendix; reported backlog includes international markets that are part of the October 2014 Restructuring initiative)

AEGION

First Half 2014 Versus First Half 2015 Core Earnings Results

(in thousands USD except for share information)	Revenue		Operating Income		Earnings per Diluted Share	
Reported GAAP Results for 2014	$	629,102	$	29,753	$	0.45
Acquisition-Related Expenses				539		0.01
Divestiture of Bayou Coating LLC ("BTR") JV		--		--		0.01
2014 Non-GAAP Results	**$**	**629,102**	**$**	**30,292**	**$**	**0.47**
BTR Equity Earnings for First Quarter 2014		--		--		(0.02)
2015 Currency Translation Impact		(21,104)		(2,530)		(0.05)
2014 Core Results	$	607,998	$	27,762	$	0.41
2015 Non-GAAP Results	$	646,262	$	30,447	$	0.48
First Half 2015 vs. 2014 (Non-GAAP)		6.3%		9.7%		21.3%

Please see the Appendix for the non-GAAP reconciliation tables.

AEGION

Infrastructure Solutions Is Well-Positioned for Growth in 2015



Infrastructure Solution Contract Backlog
$400
$350
$300
$250
$200
$ million USD
$365.7
$362.9
-0.8%
2Q'14
2Q'15
Insituform
Fyfe/Fibwrap

- Backlog increased 1.7% excluding a net $9.5 million of backlog, from both periods, related to the restructured international CIPP markets
- Insituform North America backlog increased low single digits to remain at a historic high level
- International contract installation backlog is at adequate levels for the second half of the year
- Fyfe/Fibrwrap backlog increased 9.1% to $53.2 million



Infrastructure Solutions Operating Income
$20
$15
$10
$5
$-
$ millions USD
$12.9
$17.8
+$4.9
2Q'14
2Q'15

- Insituform North America delivered strong performance
- Fyfe/Fibrwrap performed very well with gross margins ahead of target 35% to 40% range
- Insituform realized restructuring savings of $0.04 per diluted share
- Foreign currency translation negatively impacted operating income by $0.4 million

Insituform 2015 Outlook

Expect modest revenue growth with margin expansion resulting in strong operating income growth over 2014



- Strong backlog position and solid second quarter orders in North America position Insituform for good performance in the second half of 2015
- Restructured international CIPP business is positioned for significant profitability improvement
- Foreign currency translation remains a concern

Fyfe/Fibrwrap 2015 Outlook

Expect revenue and operating income growth compared to 2014



- Current backlog and near term sales funnel support expectations for revenue and profit growth
- Expect to complete a large industrial pipeline project in the second half of 2015
- The integration of Fyfe/Fibrwrap and Insituform is nearly complete
- Adoption of Tyfo® Fibrwrap® is growing in select markets in North America and Asia

AEGION®

Favorable North America Midstream Pipeline Market Can Partially Offset Challenges in the Upstream Segment

Corrosion Protection Contract Backlog



$250
$200
$150
$100
$50
$-
$ million USD
$215.4
$173.4
-19.5%
2Q'14
2Q'15
$34 million Bayou Louisiana contract canceled in 3Q'14

- Excluding canceled Bayou contract, second quarter backlog declined 4.7%
- Bayou Louisiana backlog includes two large upstream offshore insulation contracts and one midstream project
- Coating Services awarded a large contract for pipeline field coatings in the Caspian Sea region

Corrosion Protection Operating Income



$6.0
$4.0
$2.0
$-
$ millions USD
$5.5
$0.9
-$4.5
2Q'14
2Q'15

- Decline in oil prices impacted Bayou Canada and United Pipeline Systems
- Executing large onshore CRTS project in Chile at significantly lower gross margins than the offshore Saudi Aramco Wasit project completed in 2014
- Bayou Louisiana facility turned a small profit
- Foreign currency translation negatively impacted operating income by $0.4 million



United Pipeline Systems
HIGH-DENSITY POLYETHYLENE
Bayou
INTERNAL
COATING
Bayou
EXTERNAL
COATING
Bayou
CONCRETE
COATING
Corrpro
CATHODIC PROTECTION
CRTS
INTERNAL FIELD JOINT
COATING
CCSI
EXTERNAL FIELD JOINT
COATING
Bayou/Wasco
INSULATION
COATING

Corrosion Protection 2015 Outlook

Expect modest revenue growth, but gross margin compression will likely result in a decline in operating income from 2014

- Expect improved performance in the seasonally strong second half primarily from the midstream market
- Corrpro secured strong orders in June and July, including a recent large midstream AC mitigation project in Canada valued at over $10 million
- United in final stages of negotiations for a large mining project in Chile, a portion of which is expected to be completed in 2015
- Bayou Louisiana and Coating Services have large projects underway

AEGION

West Coast Downstream Business Remains Favorable for Energy Services to Grow Revenues

Energy Services Contract Backlog



$300
$250
$200
$150
$100
$50
$-
$ million USD
$248.1
$223.9
-9.7%
2Q'14
2Q'15

- Reduction in backlog the result of reduced activity in the Central California upstream market
- Backlog in the downstream maintenance segment remains at attractive levels
- Several, but not all, expected West Coast turnaround projects have been postponed until 2016

Energy Services' backlog represents estimated 12-months' unrecognized revenues to be realized under long-term master service agreements and other signed contracts. Contracts that are up for renewal are not included in the next 12 months' backlog past the renewal date.

Energy Services Operating Income



$3.0
$2.0
$1.0
$-
$ millions USD
$2.8
$1.5
-$1.3
Q2'14
Q2'15

- Downstream segment grew revenues and profits in the second quarter
- Central California upstream revenues and gross margins declined as customers reduced billable hours and limited or deferred capital and maintenance expenditures
- Incurred operating losses in the Permian Basin as a result of lower than expected activity





Energy Services 2015 Outlook

Expect revenue growth and recovering gross margins in the second half of the year; however, full year margins will be down resulting in an operating income decline compared to 2014

- Downstream segment remains favorable given strong demand for maintenance and other activities in the West Coast refining market
  - Plan to execute two previously delayed turnaround projects in the second half of 2015
- Central California upstream market will remain under pressure in 2015
- Actions were taken to right-size the operations in the Permian Basin to target break-even performance in the remaining two quarters of the year

AEGION

Second Half of 2015 to be Impacted by Continued Challenges in The Upstream Market



Aegion Primary Exposure to Upstream Market

United Pipeline Systems, Bayou Canada, Energy Services Upstream

June 30, 2015 Backlog: ~$100 million, -33% versus June 30, 2014

United Pipeline Systems

- Customer-driven spending reductions and project delays for upstream process and gathering lines
- Partially offsetting decline is joint project with Coating Services for large mining project in Chile
- United is in final stages of negotiations for a large mining pipeline project also in Chile

Bayou Canada

- Customers are drawing down existing coated small diameter upstream distribution pipe inventory orders, which has stalled new pipe orders for the upcoming fall/winter construction season
- Pursuing opportunities to diversify in the midstream market

Energy Services

- Customers have significantly reduced maintenance hours and construction activity in Central California
- Large upstream contract renewal due at end of year

Low oil price environment will likely continue for some time requiring Aegion to assess how best to adapt to this evolving market reality

AEGION

Why Aegion?

Pipelines Are the Arteries for Our Way of Life


Wastewater


Oil, Gas and Mining


Water Pressure Pipes

Maintenance, rehabilitation and strengthening **BEFORE** disaster strikes

Upstream and Downstream Facilities Needed to Meet Growing U.S. Energy Requirements


Exploration and Extraction


Refining and Petrochemical

Maintenance, engineering and construction **TO KEEP** these assets running at peak efficiencies

Commercial and Transportation Infrastructure Drive Economic Activity


Commercial Structures


Transportation

Rehabilitation and strengthening **TO MEET** building codes, seismic needs and structural concerns from age

2014 Restructuring Will be Substantially Complete by The Third Quarter of 2015

2014 Restructuring
2014 Charges

1. International Water & Wastewater
   Exit certain unprofitable international locations
2. Combine Insituform and Fyfe/Fibrwrap
   Enhance Fyfe/Fibrwrap outlook through greater market access while optimizing costs by leveraging Insituform's operations
3. Right-size Bayou's Louisiana Facility
   Optimize operations to meet market opportunities in a cost effective manner

Aegion recorded $49.5 million (pre-tax), or $0.95 per diluted share in the fourth quarter of 2014

2014 Restructuring
Second Quarter 2015 Charges

International Water & Wastewater

$5.7 Million Pre-Tax Charge, or $0.11 per diluted share
Completed shutdown of operations in Hong Kong, Singapore and Malaysia

- $2.6 million in non-cash charges related to allowances for the risk of uncollectible receivables
- $3.1 million cash charges for severance, wind-down performance payments, outplacement and other employee costs, in line with expectations

Aegion recorded $9.2 million (pre-tax) charge, or $0.21 per diluted share through the first six months of 2015, all related to the exit of international CIPP contracting operations in six markets

AEGION

Restructuring and Realignment Provides Tangible Financial Benefits with Increased Management Focus on Future Growth Drivers

1 Annual Cost Savings

Annual Savings: $8 to $11 million pre-tax, $0.15-$0.20 per diluted share

2Q'15: $2.5 million pre-tax, or $0.05 per diluted share

1Q'15: $2.5 million pre-tax, or $0.05 per diluted share

4Q'14: $3.5 million pre-tax, or $0.07 per diluted share

Aegion expects to realize annual pre-tax savings at the high end of the previously stated $8 to $11 million range

2 Improved ROIC / Cash Liberation

Expect incremental improvement of approximately 100 basis points

- 2014: Realized approximately 75 basis point improvement from the write-down of tangible and certain intangible assets
- 2015: Remaining 25 basis points to come from the attainment of the full annual restructuring savings and the exit from loss producing international CIPP contracting markets

3 Intangible Benefits

Greater focus on growth drivers

- Platform realignment creates opportunities to offer broader solutions to clients
- Management will increase focus in key areas for growth and other strategic initiatives
- Liberated cash can be invested in growth enhancing new investments or acquisitions

AEGION

Gross Margin Expansion from Infrastructure Solutions Offset a Large Portion of The Gross Margin Impact Caused by Lower Oil Prices

Infrastructure Solutions Gross Margins



30%
20%
10%
0%
24.4%
26.8%
+240 bps
2Q'14
2Q'15

- Insituform North America expanded gross margins due to strong execution
- Fyfe/Fibrwrap achieved gross margins ahead of the expected 35% to 40% range through continued strong execution
- Infrastructure Solutions benefited from the restructuring activities in the affected international markets

Corrosion Protection Gross Margins



30%
20%
10%
0%
24.3%
20.6%
-370 bps
2Q'14
2Q'15

- Gross margins for United Pipeline Systems were down significantly because of reduced spending in the North America upstream market
- Significantly lower margins for CRTS robotics coatings business as a result of the completion of the high margin offshore Saudi Aramco Wasit project in 2014 compared to execution of a lower margin onshore project in Chile
- Project activity did not ramp up as expected for Corrpro in the United States market resulting in lower labor and equipment utilization rates

Energy Services Gross Margins



20%
15%
10%
5%
0%
15.0%
13.6%
-140 bps
2Q'14
2Q'15

- Energy Services gross margins improved by 210 basis points to 13.6% from the first quarter of 2015
- Margins remain under pressure in the California upstream market due to customers reducing maintenance billable hours and limiting or deferring capital and other expenditures
- Lower gross margins from projects in the Permian Basin

AEGION

Aegion Delivered Record Quarterly Operating Cash Flow Performance in the Second Quarter of 2015

Source/(Uses) of Cash



in USD millions
$135.9
$7.9
$6.6
$1.9
$14.3
$2.8
$70.6
$173.1
3/31/15
CAPEX
Debt Reduction
Other Debt
Share Buybacks
Other1
Operating Cash Flow
6/30/15

[1] Other includes purchase of Schultz Mechanical Contractors, Inc., escrow balance from Fyfe Asia, asset sales, patent expenditures, activity related to common stock and other financing

Second Quarter 2015

- An 18-day reduction in Days Sales Outstanding accounted for a $45.2 million improvement in net working capital
  - Compared to a small use of cash in the second quarter of 2014
- Completed share repurchase program acquiring approximately 770,000 shares for $14.3 million in the second quarter
  - Repurchased $15.2 million worth of shares in the second quarter of 2014
- Required debt repayment of $6.6 million compared to $4.3 million in the second quarter of 2014
- Capital expenditures were slightly less than prior year period expenditures

June 30, 2015 cash balance of $173 million nearly equaled $175 million at December 31, 2014

AEGION

Aegion Targets Reducing Days Sales Outstanding to a Sustainable 75 Days Over The Next Few Years


150
125
100
75
Days Sales Outstanding (DSO)
Second Quarter 2015:
18-day reduction to 79 days compared to the second quarter of 2014
2010
2014

AEGION

Aegion Is…











1

A **DIVERSIFIED** growth and return oriented company pursuing attractive opportunities in sustainable end markets

2

A company with **OPPORTUNITIES** in the U.S. upstream, midstream and downstream energy markets and an energy portfolio now **BALANCED** towards recurring revenues

3

An established global **LEADER** in water and wastewater pipeline rehabilitation with a leading technology to rehabilitate and strengthen other urban infrastructure

4

An execution driven company leveraging its scale and leading market positions for best in class **PROJECT MANAGEMENT** across the organization

AEGION®

Appendix

Non-GAAP Reconciliation from Continuing Operations for The Second Quarter of 2015

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Restructuring & Impairment[1]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 265,043	$ (968)	$ 264,075
Gross Profit	72,053	968	73,021
Operating Expenses	57,326	(4,500)	52,826
Acquisition-related Charges	--	--	--
Restructuring Charges	204	(204)	--
Operating Income	14,523	5,672	20,195
Interest Expense	(2,989)	42	(2,947)
Other Income/Expense	778	(20)	758
Income before Taxes	12,390	5,694	18,084
Taxes on Income	3,542	1,327	4,869
Income (attributable to Aegion Corporation)	$ 8,684	$ 4,367	$ 13,051
Diluted Earnings Per Share	**$ 0.24**	**$ 0.11**	**$ 0.35**

[1] Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $968 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,500 related to reserves for potentially uncollectable receivables, early lease termination costs, and other restructuring charges; (iii) pre-tax restructuring charges of $204 related to severance and benefit related costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) charges of $22 related to the write-off of certain other assets.

AEGION®

Infrastructure Solutions Second Quarter Non-GAAP Reconciliation

(in thousands USD)	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 149,091	$ --	$ 149,094	$ 147,260	$ --	$ 147,260
Cost of Revenue	110,060	(968)	109,092	111,309	--	111,309
Gross Profit	38,031	968	39,999	35,951	--	35,951
Operating Expenses	26,716	(4,500)	22,212	23,075	--	23,075
Acquisition-related Charges	--	--	--	--	--	--
Restructuring Charges	204	(204)	--	--	--	--
Operating Income	$ 12,115	$ 5,672	$ 17,787	$ 12,876	$ --	$ 12,876

[1] Includes non-GAAP adjustments related to pre-tax restructuring charges associated with bad debt expenses, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION

Corrosion Protection Second Quarter Non-GAAP Reconciliation

(in thousands USD)	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 106,022	$ --	$ 106,022	$ 102,923	$ --	$ 102,923
Cost of Revenue	84,135	--	84,135	77,889	--	77,889
Gross Profit	21,887	--	21,887	25,034	--	25,034
Operating Expenses	20,951	--	20,951	19,560	--	19,560
Acquisition-related Charges	--	--	--	197	(197)	--
Restructuring Charges	--	--	--	--	--	--
Operating Income	$ 936	$ --	$ 936	$ 5,277	$ 197	$ 5,474

[1] Includes non-GAAP adjustments related to expenses incurred in conjunction with potential acquisition activity pursued by the Company during the period.

Energy Services Second Quarter Non-GAAP Reconciliation

(in thousands USD)	Quarter Ended June 30, 2015			Quarter Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 81,983	$ --	$ 81,983	$ 72,685	$ --	$ 72,685
Cost of Revenue	70,848	--	70,848	61,752	--	61,752
Gross Profit	11,135	--	11,135	10,933	--	10,933
Operating Expenses	9,663	--	9,663	8,125	--	8,125
Acquisition-related Charges	--	--	--	342	(342)	--
Operating Income	$ 1,472	$ 323	$ 1,472	$ 2,466	$ 342	$ 2,808

[1] Includes non-GAAP adjustments related to expenses incurred during the periord in conjunction with the Company's acquisition of Brinderson, L.P.

AEGION

Non-GAAP Reconciliation from Continuing Operations for The Second Quarter of 2014

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Acquisition-Related Expense[1]	As Adjusted (Non-GAAP)
Operating Expenses	50,760	--	50,760
Acquisition-related Charges	539	(539)	--
Restructuring Charges	--	--	--
Operating Income	20,619	539	21,158
Interest Expense	(3,320)	--	(3,320)
Interest Income/Other	(562)	--	(562)
Income before Taxes	16,737	539	17,276
Taxes (benefit) on Income/(Loss)	3,961	208	4,169
Income (attributable to Aegion Corporation)	$ 12,750	$ 331	$ 13,081
Diluted Earnings Per Share	**$ 0.33**	**$ 0.01**	**$ 0.34**

[1] Includes the following non-GAAP adjustments: (i) expenses incurred in connection with the 2013 acquisition of Brinderson, L.P.; and (ii) other potential acquisition activity pursued by the Company during the period.

AEGION

Non-GAAP Reconciliation from Continuing Operations for The First Six Months of 2015

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Restructuring & Impairment[1]	Acquisition-Related Expense[2]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 515,019	$ (982)	$ --	$ 514,037
Gross Profit	131,243	982	--	132,225
Operating Expenses	106,410	(4,632)	--	101,778
Acquisition-related Charges	323	--	(323)	--
Restructuring Charges	862	(862)	--	--
Operating Income	23,648	6,476	323	30,477
Interest Expense	(6,221)	84	--	(6,137)
Interest Income/Other	(2,001)	2,672	--	671
Income before Taxes	15,630	9,232	323	25,185
Taxes (benefit) on Income/(Loss)	5,410	1,592	128	7,130
Income (attributable to Aegion Corporation)	$ 10,043	$ 7,640	$ 195	$ 17,878
Diluted Earnings Per Share	**$ 0.27**	**$ 0.21**	**$ 0.01**	**$ 0.48**

[1] Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $982 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,632 related to reserves for potentially uncollectable receivables, early lease termination costs, and other restructuring charges; (iii) pre-tax restructuring charges of $862 related to severance and benefit related costs in accordance with ASC 420, *Exit or Disposal Cost Obligations*, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) charges of $2,756 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in France.

[2] Includes non-GAAP adjustments related to expenses incurred during the period in connection with the Company's acquisition of Schultz Mechanical Contractors, Inc.

AEGION

Infrastructure Solutions First Half Non-GAAP Reconciliation

(in thousands USD)	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Infrastructure Solutions						
Revenues	$ 271,564	$ --	$ 271,564	$ 269,584	$ --	$ 269,584
Cost of Revenue	203,918	(982)	202,9316	208,079	--	208,079
Gross Profit	67,646	982	68,628	61,505	--	61,505
Operating Expenses	47,337	(4,632)	42,705	47,171	--	47,171
Acquisition-related Charges	--	--	--	--	--	--
Restructuring Charges	862	(862)	--	--	--	--
Operating Income	$ 19,477	$ 6,476	$ 25,923	$ 14,334	$ --	$ 14,334

[1] Includes non-GAAP adjustments related to pre-tax restructuring charges associated with reserves for potentially uncollectable receivables, early lease termination costs, severance and benefit related costs, and other restructuring charges.

AEGION

Corrosion Protection First Half Non-GAAP Reconciliation

(in thousands USD)	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments	As Adjusted (Non-GAAP)
Corrosion Protection						
Revenues	$ 207,765	$ --	$ 207,765	$ 210,931	$ --	$ 210,931
Cost of Revenue	165,049	--	165,049	161,756	--	161,756
Gross Profit	42,716	--	42,716	49,175	--	49,175
Operating Expenses	41,280	--	41,280	40,010	--	40,010
Acquisition-related Charges	--	--	--	197	(197)	--
Restructuring Charges	--	--	--	--	--	--
Operating Income	$ 1,436	$ --	$ 1,436	$ 8,968	$ 197	$ 9,165

[1] Includes non-GAAP adjustments related to expenses incurred in conjunction with potential acquisition activity pursued by the Company during the period.

AEGION

Energy Services First Half Non-GAAP Reconciliation

(in thousands USD)	Six Months Ended June 30, 2015			Six Months Ended June 30, 2014		
	As Reported (GAAP)	Adjustments [1]	As Adjusted (Non-GAAP)	As Reported (GAAP)	Adjustments[2]	As Adjusted (Non-GAAP)
Energy Services						
Revenues	$ 166,933	$ --	$ 166,933	$ 148,587	$ --	$ 148,587
Cost of Revenue	146,052	--	146,052	126,286	--	126,286
Gross Profit	20,881	--	20,881	22,302	--	22,302
Operating Expenses	17,793	--	17,793	15,508	--	15,508
Acquisition-related Charges	323	(323)	--	342	(342)	--
Operating Income	$ 2,765	$ 323	$ 3,088	$ 6,451	$ 342	$ 6,793

[1] Includes non-GAAP adjustments related to expenses incurred during the period in conjunction with the Company's acquisition of Schultz Mechanical Contractors, Inc.

[2] Includes non-GAAP adjustments related to expenses incurred during the period in conjunction with the Company's acquisition of Brinderson, L.P.

AEGION®

Non-GAAP Reconciliation from Continuing Operations for The First Six Months of 2014

All financial data presented is from continuing operations

(in thousands USD except for share information)	As Reported (GAAP)	Acquisition-Related Expense[1]	Loss on Sale of Bayou Coating[2]	As Adjusted (Non-GAAP)
Operating Expenses	102,689	--		102,689
Acquisition-related Charges	539	(539)		--
Restructuring Charges	--	--		--
Operating Income	29,753	539		30,292
Interest Expense	(6,435)	--		(6,435)
Other Income/Expense	(1,463)	--	472	(991)
Income before Taxes	22,232	539	472	23,243
Taxes on Income	5,573	208	194	5,975
Income (attributable to Aegion Corporation)	$ 17,279	$ 331	$ 278	$ 17,888
Diluted Earnings Per Share	**$ 0.45**	**$ 0.01**	**$ 0.01**	**$ 0.47**

[1] Includes the following non-GAAP adjustments: (i) expenses incurred in connection with the 2013 acquisition of Brinderson, L.P.; and (ii) other potential acquisition activity pursued by the Company during the period.

[2] Includes non-GAAP adjustments related to a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1,200 and the final equity distribution settlement of $700 resulted in a loss of approximately $500.

AEGION